Income Taxes	6 Months Ended
Jun. 30, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 11 – INCOME TAXES

The Company records income tax expense related to profits realized in Israel, and realized by its subsidiary in the United Kingdom.

The Company’s tax accounts are based on enacted legislation in effect as of the year end in accordance with GAAP and do not include any potential effects of proposed legislation that has yet to be enacted. Such proposals may have a significant effect of taxes due in the future.

Income of the Israeli company is taxable from 2018 onwards, at corporate tax rate of 23%.

The Company and subsidiaries has not received final tax assessments since its inception.